Exhibit 99.1

ICON ECI Fund Fifteen, L.P.

Portfolio Overview

First Quarter 2014

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	2

Disposition During the Quarter	2

Dispositions Following the Quarter	3

Portfolio Overview	3

Revolving Line of Credit	6

Performance Analysis	6

Transactions with Related Parties	8

Financial Statements	10

Forward Looking Statements	15

Additional Information	15

ICON ECI Fund Fifteen, L.P.

As of August 31, 2014

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2014.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $196,688,918 commencing with its initial offering on June 6, 2011 through the closing of the offering on June 6, 2013.  During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended March 31, 2014:

Blackhawk Mining, LLC
Investment Date:	3/4/2014	Collateral:	Mining equipment acquired for $25,359,000.
Structure:	Lease
Expiration Date:	2/28/2018
Purchase Price:	$25,359,000
The Fund's Investment:	$2,690,000

SIVA Global Ships Limited
Investment Dates:	3/28/2014* 4/8/2014*	Collateral:	Two liquefied petroleum gas tanker vessels acquired for $41,600,000.
Structure:	Lease
Expiration Dates:	3/28/2022 4/8/2022
Purchase Price:	$41,600,000
The Fund's Investment:	$979,000
*On March 21, 2014, we entered into  Memoranda of Agreement to purchase the LPG tanker vessels the SIVA Coral and the SIVA Pearl. The purchase and delivery of both vessels was scheduled to occur on March 28, 2014, but was delayed with respect to the SIVA Pearl for procedural reasons until April 8, 2014.

ICON ECI Fund Fifteen, L.P.

Investments During the Quarter (continued)

D&T Trucking, LLC
Investment Date:	3/28/2014	Collateral:	Trucks, trailers and other equipment acquired for $12,200,000.
Structure:	Lease
Expiration Date:	12/31/2018
Purchase Price:	$12,200,000
The Fund's Investment:	$3,355,000

Investments Following the Quarter

The Fund made the following investments after the quarter ended March 31, 2014:

Pacific Radiance Ltd.
Investment Date:	6/12/2014	Collateral:	Offshore support vessel acquired for $40,000,000.
Structure:	Lease
Expiration Date:	6/12/2024
Purchase Price:	$40,000,000
The Fund’s Investment:	$1,542,000

Tecnicas Maritimas Avanzadas, S.A. de C.V.
Investment Date:	8/27/2014	Collateral:	Two platform supply vessels valued at $61,000,000.
Structure:	Loan
Maturity Date:	7/26/2019
Purchase Price:	$29,000,000
The Fund’s Investment:	$3,625,000

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended March 31, 2014:

Green Field Energy Services, Inc.
Structure:	Loan	Collateral:	Oil field service equipment.
Disposition Date:	3/18/2014
The Fund’s Investment:	$7,500,000
Total Proceeds Received:	$8,163,000

ICON ECI Fund Fifteen, L.P.

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended March 31, 2014:

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Disposition Date:	6/6/2014
The Fund's Investment:	$9,518,000
Total Proceeds Received:	$12,939,000

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Date:	5/30/14
The Fund's Investment:	$1,786,000
Total Proceeds Received:	$2,394,000

Portfolio Overview

As of March 31, 2014, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier.
Maturity Date:	11/22/2016

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Maturity Date:	7/1/2017

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	9/30/2015 10/31/2015

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

Bergshav Product Tankers
Structure:	Loan	Collateral:	Three product tanker vessels.
Maturity Date:	10/4/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	6/30/2014

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Maturity Date:	10/1/2017

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Dates:	11/30/2016 4/30/2017

Heniff Transportation Systems, LLC
Structure:	Loan	Collateral:	Tractors, stainless steel tank trailers and related equipment.
Maturity Date:	8/31/2016

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/3/2018

Lubricating Specialties Company
Structure:	Loan	Collateral:	Liquid storage tanks, blending lines and packaging equipment.
Maturity Date:	8/1/2018

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Maturity Date:	8/1/2016

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

Varada Marine
Structure:	Loan	Collateral:	Three offshore supply vessels, two of which are currently under construction.
Maturity Date:	6/30/2022

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

SIVA Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

D&T Trucking, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018

Revolving Line of Credit

On May 10, 2011, the Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015 and increased to $10,000,000. The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At March 31, 2014, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of March 31, 2014	$191,509,144
Leverage Ratio	0.64:1*
% of Receivables Collected for the Quarter Ended March 31, 2014	99.16%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of August 31, 2014.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

ICON ECI Fund Fifteen, L.P.

Performance Analysis (continued)

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:
Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

ICON ECI Fund Fifteen, L.P.

ICON ECI Fund Fifteen, L.P.
Cash Available From Business Operations
for the Period January 1, 2014 through March 31, 2014

	Cash Balance at January 1, 2014	$24,297,314
	Cash Balance at March 31, 2014	$24,344,895

	Net Change in Cash		$47,581

	Add Back:
	Distributions Paid to Partners from January 1, 2014 through March 31, 2014		$3,935,100

	Investments made during the period
	Investment in joint ventures	$6,980,624
	Investment by noncontrolling interests	(975)
			$6,979,649

	Cash Available from Business Operations (CABO)		$10,962,330	1

(1)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we pay or paid certain fees and reimbursements to these parties.  ICON Securities is entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% were paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimburse our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.  Accordingly, our General Partner and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2014 through the date hereof, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $625,000.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties (continued)

Our General Partner also has a 1% interest in our profits, losses, distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $39,351 and $30,789 for the three months ended March 31, 2014 and 2013, respectively.  Additionally, our General Partner’s interest in the net income attributable to us was $27,403 and $10,103 for the three months ended March 31, 2014 and 2013, respectively.

Fees and other expenses incurred by us to our General Partner or its affiliates were as follows:

			Three Months Ended March 31,
Entity	Capacity	Description	2014	2013
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements (1)	$-	$142,024
ICON Securities, LLC	Dealer-manager	Dealer-manager fees (2)	-	642,252
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	308,973	1,290,123
ICON Capital, LLC	Investment Manager	Management fees (4)	249,980	209,491
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (4)	682,544	969,695
Fund Fourteen	Noncontrolling interest	Interest expense (4)	99,941	95,279
			$1,341,438	$3,348,864

(1) Amount capitalized and amortized to partners' equity.
(2) Amount charged directly to partners' equity.
(3) Amount capitalized and amortized to operations.
(4) Amount charged directly to operations.

At March 31, 2014, we had a net payable of $2,573,666 due to our General Partner and its affiliates that primarily consisted of a payable of approximately $2,618,000 due to Fund Fourteen related to its noncontrolling interest in a vessel, the Lewek Ambassador.

At December 31, 2013, we had a net payable of $2,940,943 due to our General Partner and its affiliates that primarily consisted of a payable of approximately $2,575,000 due to Fund Fourteen related to its noncontrolling interest in the Lewek Ambassador and administrative expense reimbursements of approximately $494,000.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	March 31,	December 31,
	2014	2013
	(unaudited)
Assets
Cash	$24,344,895	$24,297,314
Net investment in notes receivable	72,265,758	80,709,528
Leased equipment at cost (less accumulated depreciation of
$15,772,384 and $13,007,968, respectively)	97,524,457	100,288,873
Net investment in finance leases	52,957,432	53,985,543
Investment in joint ventures	20,532,464	13,142,459
Other assets	5,253,490	5,344,488
Total assets	$272,878,496	$277,768,205
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$92,847,266	$96,310,220
Due to General Partner and affiliates, net	2,573,666	2,940,943
Accrued expenses and other liabilities	10,805,503	10,718,057
Total liabilities	106,226,435	109,969,220

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	155,676,242	156,859,123
General Partner	(195,289)	(183,341)
Total partners' equity	155,480,953	156,675,782
Noncontrolling interests	11,171,108	11,123,203
Total equity	166,652,061	167,798,985
Total liabilities and equity	$272,878,496	$277,768,205

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations (unaudited)

	Three Months Ended March 31,
	2014	2013
Revenue:
Finance income	$3,520,708	$2,034,976
Rental income	4,582,114	4,264,395
Income from investment in joint ventures	408,033	-
Other income	139,865	13,262
Total revenue	8,650,720	6,312,633

Expenses:
Management fees	249,980	209,491
Administrative expense reimbursements	682,544	969,695
General and administrative	492,774	304,465
Interest	1,330,297	1,028,124
Depreciation	2,764,416	2,554,177
Total expenses	5,520,011	5,065,952
Net income	3,130,709	1,246,681
Less: net income attributable to noncontrolling interests	390,438	236,391
Net income attributable to Fund Fifteen	$2,740,271	$1,010,290

Net income attributable to Fund Fifteen allocable to:
Limited partners	$2,712,868	$1,000,187
General Partner	27,403	10,103
	$2,740,271	$1,010,290

Weighted average number of limited partnership interests outstanding	197,489	162,992

Net income attributable to Fund Fifteen per weighted average limited partnership
interest outstanding	$13.74	$6.14

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited			Total
	Partnership	Limited	General	Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2013	197,489	$156,859,123	$(183,341)	$156,675,782	$11,123,203	$167,798,985

Net income	-	2,712,868	27,403	2,740,271	390,438	3,130,709
Distributions	-	(3,895,749)	(39,351)	(3,935,100)	(343,508)	(4,278,608)
Investments by noncontrolling interests	-	-	-	-	975	975

Balance, March 31, 2014 (unaudited)	197,489	$155,676,242	$(195,289)	$155,480,953	$11,171,108	$166,652,061

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income	$3,130,709	$1,246,681
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income	498,373	172,974
Rental income paid directly to lenders by lessees	(1,418,723)	-
Income from investment in joint ventures	(408,033)	-
Depreciation	2,764,416	2,554,177
Interest expense on non-recourse financing paid directly to lenders by lessees	139,934	-
Interest expense from amortization of debt financing costs	53,310	56,921
Interest expense from amortization of seller's credit	73,562	69,801
Other financial gain	(38,371)	-
Paid-in-kind interest	12,798	54,470
Changes in operating assets and liabilities:
Other assets	9,233	(658,325)
Deferred revenue	(10,371)	124,448
Due to General Partner and affiliates, net	(380,075)	(61,188)
Accrued expenses and other liabilities	251,596	2,611,719
Net cash provided by operating activities	4,678,358	6,171,678
Cash flows from investing activities:
Purchase of equipment	-	(12,087,280)
Investment in joint ventures	(6,980,624)	-
Principal received on finance leases	954,798	574,539
Investment in notes receivable	-	(7,726,224)
Principal received on notes receivable	7,856,848	222,681
Net cash provided by (used in) investing activities	1,831,022	(19,016,284)
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(2,184,166)	(1,729,167)
Sale of limited partnership interests	-	22,464,607
Sales and offering expenses paid	-	(2,085,757)
Deferred charges paid	-	(110,000)
Investment by noncontrolling interests	975	3,902,480
Distributions to noncontrolling interests	(343,508)	(176,796)
Distributions to partners	(3,935,100)	(3,078,875)
Net cash (used in) provided by financing activities	(6,461,799)	19,186,492
Net increase in cash	47,581	6,341,886
Cash, beginning of period	24,297,314	37,990,933
Cash, end of period	$24,344,895	$44,332,819

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited) (continued)

	Three Months Ended March 31,
	2014	2013
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,030,959	$799,426

Supplemental disclosure of non-cash investing and financing activities:
Organizational and offering expenses due to Investment Manager	$-	$32,025
Organizational and offering expenses charged to equity	$-	$561,296
Interest reserve net against principal repayment of note receivable	$206,250	$-
Principal and interest on non-recourse long-term debt
paid directly to lenders by lessees	$1,278,789	$-

ICON ECI Fund Fifteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information
“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.